EXHIBIT 99.1

Lakeland Bancorp Reports Strong Earnings and Closes Harmony Acquisition

OAK RIDGE, N.J., July 22, 2016 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”) reported the following results for the quarter ended June 30, 2016:

  Net income in the second quarter of 2016 was $10.1 million, 29% higher than the $7.9 million for the same period in 2015.  Excluding merger related expenses of $0.6 million after tax, pertaining to the Company’s acquisitions of Pascack Bancorp, Inc. (“Pascack”), which closed on January 7, 2016, and Harmony Bank (“Harmony”), which closed on July 1, 2016, net income for the second quarter of 2016 was $10.7 million.

  Earnings per diluted share was $0.24 in the second quarter of 2016, 14% higher than the $0.21 per diluted share reported in the second quarter of 2015.  Excluding merger related expenses, earnings per diluted share was $0.26 in the second quarter of 2016, a 24% increase over the same period in 2015.

  For the second quarter of 2016, annualized return on average assets was 0.93%, annualized return on average common equity was 9.04%, and annualized return on average tangible common equity was 12.63%.  Excluding merger related expenses, these ratios were 0.98%, 9.54% and 13.33%, respectively.

  Net income for the first six months of 2016 was $18.2 million, or $0.44 per diluted share, compared to $16.2 million, or $0.42 per diluted share, for the same period in 2015.  Excluding merger related expenses of $1.7 million after tax, net income for the first six months of 2016 was $20.0 million, or $0.48 per diluted share.

  The annualized return on average assets for the six months ended June 30, 2016 was 0.85%, the annualized return on average common equity was 8.23%, and the annualized return on average tangible common equity was 11.53%.  Excluding merger related expenses, these ratios were 0.93%, 9.00% and 12.62%, respectively.

  The Company reported strong loan growth in the second quarter of 2016.  Total loans and leases increased by $85.3 million, or 3%, to $3.45 billion during the quarter.  This overall increase was primarily due to the addition of $109.8 million, or 5%, in commercial real estate loans.  For the first six months of 2016, total loans and leases increased by $486.4 million, or 16%, to $3.45 billion during the quarter.  This increase was $166.4 million, or 6%, after excluding the $320 million in loans acquired from Pascack.

  The Company also reported strong deposit growth in the second quarter of 2016.  Total deposits increased $74.7 million, or 2%, to $3.54 billion during the quarter.  Most notably, non-interest bearing deposits increased $49.6 million, or 6%, during the quarter.  Total deposits have increased $541.8 million, or 18%, since December 31, 2015.  This increase was $238.8 million, or 8%, after excluding the $303 million in deposits acquired from Pascack.  Non-interest bearing deposits increased $130.3 million, or 19%, in 2016.  This increase was $66.3, or 10%, after excluding the $64 million in deposits acquired from Pascack.

  Net interest margin (“NIM”) was 3.47% for the second quarter of 2016, compared to 3.48% for the first quarter of 2016 and 3.46% for the second quarter of 2015.

  The efficiency ratio was 56.23% for the three months ended June 30, 2016, as compared to 62.09% for the same period in 2015.  The decrease in this ratio, in part, reflects the realization of cost savings from the Pascack acquisition, including the closing of three branches.

  On July 20, 2016, the Company declared a quarterly cash dividend of $0.095 per common share, payable on August 12, 2016 to holders of record as of the close of business on August 3, 2016.

Thomas J. Shara, Lakeland Bancorp’s President and CEO said, “We are very proud of the earnings growth during the second quarter of 2016 and our lowest efficiency ratio in six years.  It reflects the success of several significant initiatives we have undertaken, including the acquisition of Pascack earlier in 2016, the opening of two loan production offices in 2015, a commitment to growing our commercial loan portfolio and prudent management of our expenses.  In addition, since June 30, 2015, our assets have grown 21% to $4.5 billion at June 30, 2016 and 27% to $4.7 billion including the acquisition of Harmony Bank at the beginning of the third quarter.”

Earnings

Net income for the second quarter of 2016 was $10.1 million, as compared to $7.9 million for the second quarter of 2015.  Excluding merger related expenses of $0.6 million after tax, net income for the second quarter of 2016 was $10.7 million.

Net income for the first six months of 2016 was $18.2 million, as compared to $16.2 million for the same period in 2015.  Excluding merger related expenses of $1.7 million after tax, net income for the first six months of 2016 was $20.0 million.

Net Interest Income

Net interest income for the second quarter of 2016 was $35.1 million, as compared to $28.7 million for the same period in 2015.  This increase was primarily due to higher levels of loans in 2016 than 2015.  NIM was 3.47% for the second quarter of 2016, compared to 3.46% for the second quarter of 2015.  Included within these percentages were $0.6 million of prepayment fees, gains on called securities, and interest recoveries in 2016, versus $0.3 million in 2015.  The yield on interest earning assets for the second quarter of 2016 was 3.85%, as compared to 3.78% reported in the second quarter of 2015.  The cost of interest bearing liabilities for the second quarter of 2016 was 0.50%, as compared to 0.42% in the second quarter of 2015, reflecting the higher cost of deposits.

Net interest income for the first six months of 2016 was $69.0 million, as compared to $57.2 million reported for the first six months of 2015.  NIM for the first six months of 2016 was 3.48%, compared to 3.51% for the same period in 2015.  Included within these percentages were $1.0 million of prepayment fees, gains on called securities, and interest recoveries in 2016, versus $0.8 million in 2015.  The yield on earning assets was 3.86% for the first six months of 2016 and 3.82% for the same period in 2015.  The cost of interest bearing liabilities for 2016 was 0.50%, as compared to 0.41% in the first six months of 2015, reflecting the higher cost of deposits.

Non-interest Income

Non-interest income totaled $4.9 million for the second quarter of 2016, as compared to $5.0 million for the same period in 2015.

Non-interest income totaled $9.8 million for the first six months of 2016, as compared to $9.7 million for the same period in 2015.  Commissions and fees of $2.1 million declined $0.4 million from the first six months of 2015 to the first six months of 2016, primarily because of a decline in financial services income related to a decrease in demand for annuities.  Income on bank owned life insurance of $0.8 million declined $0.3 million from the first six months of 2015 to the first six months of 2016 because of death benefits received on a bank owned life insurance policy in 2015 that did not recur in 2016.  These decreases were partially offset by $0.4 million in additional realized gains from the sale of investment securities and a $0.2 million increase in service charges on deposit accounts from higher debit card interchange fee income.

Non-interest Expense

Non-interest expense for the second quarter of 2016 was $23.7 million, an increase of $2.5 million compared to $21.2 million for the same period in 2015. Excluding the pre-tax impact of $0.7 million in merger related expenses, non-interest expense increased by $1.8 million.  Salary and benefit expense of $13.1 million increased by $0.9 million, due primarily to a full quarter of expenses associated with the loan production offices that opened in the first and second quarters of 2015, the addition of Pascack employees during the first quarter in 2016 and year-over-year increases in employee salary and benefit costs.  Net occupancy expense of $2.3 million, furniture and equipment at $2.1 million, and FDIC insurance expense of $0.7 million increased a combined $0.7 million, primarily due to the addition of Pascack branches and deposits.

For the first six months of 2016, non-interest expenses were $49.1 million, an increase of $7.9 million when compared to $41.2 million for the same period in 2015.  Excluding the pre-tax impact of $2.4 million in merger related expenses, non-interest expense increased by $5.5 million.  Salary and benefit expense of $27.2 million increased by $3.3 million, due primarily to two full quarters of expenses associated with the loan production offices that opened in the first and second quarters of 2015, the addition of Pascack employees during the first quarter in 2016 and year-over-year increases in employee salary and benefit costs.  The remaining increases in non-interest expense categories were primarily due to the costs related to the addition of Pascack branches, including occupancy, FDIC insurance expense and supplies.

Financial Condition

From December 31, 2015 to June 30, 2016, total assets increased $598.3 million to $4.47 billion, including $390 million from Pascack.  During the same period, total loans and leases increased by $486.4 million, including $320 million from Pascack, and total deposits increased $541.8 million to $3.54 billion, including $303 million from Pascack.  Excluding Pascack, total loans and leases increased 6% and deposits increased 8%.  Also, non-interest bearing deposits increased $130.3 million to $824.1 million in 2016, including $64 million from Pascack, while interest bearing deposits increased $411.4 million to $2.71 billion, including $239 million from Pascack.

Asset Quality

At June 30, 2016, non-performing assets totaled $26.5 million (0.59% of total assets), compared to $23.7 million (0.61% of total assets) at December 31, 2015.  Non-performing loans and leases as a percent of total loans and leases at 0.72% decreased four basis points from December 31, 2015.  The allowance for loan and lease losses totaled $30.7 million at June 30, 2016, and represented 0.89% of total loans and leases, compared to $30.9 million at December 31, 2015, which represented 1.04% of total loans and leases, prior to the Pascack acquisition.  For the first six months of 2016, the Company had net charge-offs of $2.3 million (0.14% of average loans), as compared to $2.1 million (0.16% of average loans) for the same period in 2015.  The provision for loan and lease losses for the first six months of 2016 was $2.1 million, compared to $1.6 million for the same period in 2015.

Capital

At June 30, 2016, stockholders' equity was $454.9 million, while book value per common share was $11.03.  Tangible book value per common share was $7.93, an increase of 4% from December 31, 2015.  As of June 30, 2016, the Company’s leverage ratio was 8.24%.  Tier I and total risk based capital ratios were 9.74% and 10.65%, respectively.  The common equity tier 1 capital ratio was 8.91%.  The tangible common equity ratio was 7.53%.  The regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal regulatory guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services, competition, failure to successfully integrate and realize anticipated efficiencies and synergies after the Pascack Community Bank and Harmony Bank mergers.  Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements.  Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company’s management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland Bank
Lakeland Bancorp, the holding company for Lakeland Bank, has approximately $4.7 billion in total assets with 56 New Jersey branch offices in Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, Union and Warren counties, five New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Teaneck and Waldwick and two commercial loan production offices serving Middlesex and Monmouth counties in New Jersey and the Hudson Valley region of New York.  Lakeland Bank offers an extensive array of consumer and commercial products and services, including online and mobile banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications.  For more information about the full line of products and services, visit LakelandBank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2016	2015	2016	2015

INCOME STATEMENT
Net interest income	$35,102	$28,669	$68,952	$57,187
Provision for loan and lease losses	(1,010)	(740)	(2,085)	(1,610)
Other non-interest income	4,460	4,477	8,537	8,950
Gain on investment securities	-	17	370	17
Gain on sale of loans	425	464	845	729
Merger related expenses	(685)	-	(2,406)	-
Provision for unfunded lending commitments	(230)	(60)	(438)	(190)
Other non-interest expense	(22,800)	(21,135)	(46,295)	(41,047)
Pretax income	15,262	11,692	27,480	24,036
Provision for income taxes	(5,132)	(3,830)	(9,242)	(7,844)
Net income	$10,130	$7,862	$18,238	$16,192

Basic earnings per common share	$0.24	$0.21	$0.44	$0.42
Diluted earnings per common share	$0.24	$0.21	$0.44	$0.42
Dividends per common share	$0.095	$0.085	$0.180	$0.160
Weighted average shares - basic	41,238	37,854	41,084	37,827
Weighted average shares - diluted	41,406	37,988	41,245	37,961

SELECTED OPERATING RATIOS
Annualized return on average assets	0.93%	0.88%	0.85%	0.92%
Annualized return on average common equity	9.04%	8.08%	8.23%	8.44%
Annualized return on average tangible common equity (1)	12.63%	11.33%	11.53%	11.87%
Annualized return on interest earning assets	3.85%	3.78%	3.86%	3.82%
Annualized cost of interest bearing liabilities	0.50%	0.42%	0.50%	0.41%
Annualized net interest spread	3.35%	3.36%	3.36%	3.41%
Annualized net interest margin	3.47%	3.46%	3.48%	3.51%
Efficiency ratio (1)	56.23%	62.09%	58.26%	60.64%
Stockholders' equity to total assets			10.18%	10.57%
Book value per common share			$11.03	$10.31
Tangible book value per common share (1)			$7.93	$7.36
Tangible common equity to tangible assets (1)			7.53%	7.78%

ASSET QUALITY RATIOS			6/30/2016	6/30/2015
Ratio of allowance for loan and lease losses to total loans and leases			0.89%	1.09%
Non-performing loans and leases to total loans and leases			0.72%	0.69%
Non-performing assets to total assets			0.59%	0.54%
Annualized net charge-offs to average loans and leases			0.14%	0.16%

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2016	6/30/2015
Loans and leases			$3,454,304	$2,756,694
Allowance for loan and lease losses			(30,667)	(30,174)
Investment securities			602,408	597,598
Total assets			4,467,860	3,699,127
Total deposits			3,537,331	2,842,953
Short-term borrowings			123,662	146,249
Other borrowings			326,009	303,966
Stockholders' equity			454,934	390,860

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Six Months Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015
Loans and leases	$3,412,503	$2,720,801	$3,348,421	$2,690,823
Investment securities	575,206	600,547	572,894	591,778
Interest earning assets	4,094,575	3,345,380	4,013,868	3,308,450
Total assets	4,403,588	3,600,416	4,326,028	3,563,860
Non-interest bearing demand deposits	801,488	688,854	780,843	674,780
Savings deposits	485,580	402,142	480,725	398,667
Interest bearing transaction accounts	1,775,129	1,480,866	1,728,855	1,488,028
Time deposits	487,169	295,996	476,097	288,459
Total deposits	3,549,366	2,867,858	3,466,520	2,849,934
Short-term borrowings	31,591	59,249	40,963	53,570
Other borrowings	346,347	267,610	347,718	257,519
Total interest bearing liabilities	3,125,815	2,505,863	3,074,357	2,486,243
Stockholders' equity	450,806	390,151	445,815	386,887

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2016	2015	2016	2015

INTEREST INCOME
Loans and fees	$35,800	$28,211	$69,921	$56,107
Federal funds sold and interest bearing deposits with banks	124	11	199	23
Taxable investment securities and other	2,696	2,688	5,658	5,362
Tax exempt investment securities	417	398	830	808
TOTAL INTEREST INCOME	39,037	31,308	76,608	62,300
INTEREST EXPENSE
Deposits	2,404	1,346	4,609	2,629
Federal funds purchased and securities sold under agreements to repurchase	9	37	47	59
Other borrowings	1,522	1,256	3,000	2,425
TOTAL INTEREST EXPENSE	3,935	2,639	7,656	5,113
NET INTEREST INCOME	35,102	28,669	68,952	57,187
Provision for loan and lease losses	1,010	740	2,085	1,610
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	34,092	27,929	66,867	55,577
NON-INTEREST INCOME
Service charges on deposit accounts	2,523	2,450	4,965	4,790
Commissions and fees	1,099	1,196	2,078	2,503
Gain on investment securities	-	17	370	17
Gain on sale of loans	425	464	845	729
Income on bank owned life insurance	414	388	822	1,087
Other income	424	443	672	570
TOTAL NON-INTEREST INCOME	4,885	4,958	9,752	9,696
NON-INTEREST EXPENSE
Salaries and employee benefits	13,091	12,144	27,176	23,894
Net occupancy expense	2,341	2,273	5,029	4,821
Furniture and equipment	2,082	1,629	4,028	3,285
Stationary, supplies and postage	416	377	859	742
Marketing expense	385	416	694	656
FDIC insurance expense	681	531	1,271	1,049
ATM and debit card expense	383	382	729	724
Telecommunications expense	386	358	810	703
Data processing expense	459	438	979	773
Other real estate owned and other repossessed assets expense	26	27	65	19
Merger related expenses	685	-	2,406	-
Core deposit intangible amortization	164	107	331	218
Provision for unfunded lending commitments	230	60	438	190
Other expenses	2,386	2,453	4,324	4,163
TOTAL NON-INTEREST EXPENSE	23,715	21,195	49,139	41,237
INCOME BEFORE PROVISION FOR INCOME TAXES	15,262	11,692	27,480	24,036
Provision for income taxes	5,132	3,830	9,242	7,844
NET INCOME	$10,130	$7,862	$18,238	$16,192
EARNINGS PER COMMON SHARE
Basic	$0.24	$0.21	$0.44	$0.42
Diluted	$0.24	$0.21	$0.44	$0.42
DIVIDENDS PER COMMON SHARE	$0.095	$0.085	$0.180	$0.160

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	June 30,	December 31,
(Dollars in thousands)	2016	2015
	(Unaudited)
ASSETS
Cash and due from banks	$146,306	$113,894
Federal funds sold and interest bearing deposits due from banks	6,577	4,599
Total cash and cash equivalents	152,883	118,493

Investment securities available for sale, at fair value	460,390	442,349
Investment securities held to maturity; fair value of $129,447 in 2016
and $117,594 in 2015	126,221	116,740
Federal Home Loan Bank and other membership stocks, at cost	15,797	14,087
Loans held for sale	6,463	1,233
Loans and leases:
Commercial, real estate	2,353,125	1,879,659
Commercial, industrial and other	313,062	307,044
Leases	63,338	56,660
Residential mortgages	383,823	389,692
Consumer and home equity	340,956	334,891
Total loans and leases	3,454,304	2,967,946
Net deferred costs	(2,922)	(2,746)
Allowance for loan and lease losses	(30,667)	(30,874)
Net loans and leases	3,420,715	2,934,326
Premises and equipment, net	49,322	35,881
Accrued interest receivable	10,480	9,208
Goodwill	125,285	109,974
Other identifiable intangible assets	2,728	1,545
Bank owned life insurance	66,212	65,361
Other assets	31,364	20,353
TOTAL ASSETS	$4,467,860	$3,869,550

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Non-interest bearing	$824,077	$693,741
Savings and interest bearing transaction accounts	2,235,918	1,958,510
Time deposits through $250,000	359,471	270,623
Time deposits over $250,000	117,865	72,698
Total deposits	3,537,331	2,995,572
Federal funds purchased and securities sold under agreements to repurchase	123,662	151,234
Other borrowings	294,771	271,905
Subordinated debentures	31,238	31,238
Other liabilities	25,924	19,085
TOTAL LIABILITIES	4,012,926	3,469,034

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares;
issued 41,240,826 shares at June 30, 2016
and 37,906,481 shares at December 31, 2015	424,409	386,287
Retained earnings	23,836	13,079
Accumulated other comprehensive gain	6,689	1,150
TOTAL STOCKHOLDERS' EQUITY	454,934	400,516
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,467,860	$3,869,550

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(Dollars in thousands, except per share data)	2016	2016	2015	2015	2015

INCOME STATEMENT
Net interest income	$35,102	$33,850	$30,119	$29,334	$28,669
Provision for loan and lease losses	(1,010)	(1,075)	-	(332)	(740)
Other non-interest income	4,460	4,077	4,290	4,169	4,477
Gain on investment securities	-	370	51	173	17
Gain on sale of loans	425	420	437	515	464
Gain on debt extinguishment	-	-	-	1,830	-
Long-term debt prepayment fee	-	-	-	(2,407)	-
Merger related expenses	(685)	(1,721)	(822)	(330)	-
Provision for unfunded lending commitments	(230)	(208)	(506)	(168)	(60)
Other non-interest expense	(22,800)	(23,495)	(20,814)	(20,927)	(21,135)
Pretax income	15,262	12,218	12,755	11,857	11,692
Provision for income taxes	(5,132)	(4,110)	(4,291)	(4,032)	(3,830)
Net income	$10,130	$8,108	$8,464	$7,825	$7,862

Basic earnings per common share	$0.24	$0.20	$0.22	$0.20	$0.21
Diluted earnings per common share	$0.24	$0.20	$0.22	$0.20	$0.21
Dividends per common share	$0.095	$0.085	$0.085	$0.085	$0.085
Dividends paid	$3,955	$3,525	$3,246	$3,244	$3,243
Weighted average shares - basic	41,238	40,931	37,865	37,856	37,854
Weighted average shares - diluted	41,406	41,091	38,048	38,016	37,988

SELECTED OPERATING RATIOS
Annualized return on average assets	0.93%	0.77%	0.89%	0.84%	0.88%
Annualized return on average common equity	9.04%	7.40%	8.40%	7.86%	8.08%
Annualized return on average tangible common equity (1)	12.63%	10.40%	11.64%	10.96%	11.33%
Annualized net interest margin	3.47%	3.48%	3.43%	3.42%	3.46%
Efficiency ratio (1)	56.23%	60.38%	58.70%	60.77%	62.09%
Common stockholders' equity to total assets	10.18%	10.15%	10.35%	10.62%	10.57%
Tangible common equity to tangible assets (1)	7.53%	7.45%	7.69%	7.88%	7.78%
Tier 1 risk-based ratio	9.74%	9.93%	10.53%	10.81%	11.05%
Total risk-based ratio	10.65%	10.87%	11.61%	11.93%	12.15%
Tier 1 leverage ratio	8.24%	8.33%	8.70%	8.77%	9.12%
Common equity tier 1 capital ratio	8.91%	9.06%	9.54%	9.78%	9.66%
Book value per common share	$11.03	$10.84	$10.57	$10.49	$10.31
Tangible book value per common share (1)	$7.93	$7.72	$7.62	$7.55	$7.36

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(Dollars in thousands)	2016	2016	2015	2015	2015

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$3,454,304	$3,368,961	$2,967,946	$2,853,764	$2,756,694
Allowance for loan and lease losses	(30,667)	(30,553)	(30,874)	(30,994)	(30,174)
Investment securities	602,408	573,136	573,176	559,295	597,598
Total assets	4,467,860	4,404,233	3,869,550	3,743,100	3,699,127
Total deposits	3,537,331	3,462,636	2,995,571	2,919,673	2,842,953
Short-term borrowings	123,662	128,841	151,234	131,356	146,249
Other borrowings	326,009	341,269	303,143	275,666	303,966
Stockholders' equity	454,934	446,875	400,516	397,687	390,860

LOANS AND LEASES
Commercial, real estate	$2,353,125	$2,243,335	$1,879,659	$1,776,911	$1,695,276
Commercial, industrial and other	313,062	332,097	307,044	290,961	262,617
Leases	63,338	60,925	56,660	55,057	53,798
Residential mortgages	383,823	392,387	389,692	400,247	414,339
Consumer and home equity	340,956	340,217	334,891	330,588	330,664
Total loans and leases	$3,454,304	$3,368,961	$2,967,946	$2,853,764	$2,756,694

DEPOSITS
Non-interest bearing	$824,077	$774,487	$693,741	$694,267	$714,227
Savings and interest bearing transaction accounts	2,235,918	2,204,356	1,958,510	1,907,858	1,822,295
Time deposits	477,336	483,793	343,321	317,548	306,431
Total deposits	$3,537,331	$3,462,636	$2,995,572	$2,919,673	$2,842,953

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$3,412,503	$3,284,339	$2,898,477	$2,811,581	$2,720,801
Investment securities	575,206	570,581	561,024	581,565	600,547
Interest earning assets	4,094,575	3,933,160	3,509,867	3,431,018	3,345,380
Total assets	4,403,588	4,248,468	3,779,819	3,685,573	3,600,416
Non-interest bearing demand deposits	801,488	760,198	722,270	710,011	688,854
Savings deposits	485,580	475,870	402,217	398,147	402,142
Interest bearing transaction accounts	1,775,129	1,682,580	1,573,638	1,497,340	1,480,866
Time deposits	487,169	465,024	328,080	309,235	295,996
Total deposits	3,549,366	3,383,672	3,026,205	2,914,733	2,867,858
Short-term borrowings	31,591	50,335	47,276	61,679	59,249
Other borrowings	346,347	349,088	286,887	297,140	267,610
Total interest bearing liabilities	3,125,815	3,022,897	2,638,098	2,563,542	2,505,863
Stockholders' equity	450,806	440,823	399,987	394,948	390,151

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(Dollars in thousands)	2016	2016	2015	2015	2015

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.22%	4.18%	4.12%	4.11%	4.16%
Taxable investment securities and other	2.18%	2.39%	2.09%	2.06%	2.02%
Tax-exempt securities	3.15%	3.40%	3.49%	3.41%	3.58%
Federal funds sold and interest bearing cash accounts	0.46%	0.38%	0.25%	0.07%	0.18%
Total interest earning assets	3.85%	3.86%	3.76%	3.75%	3.78%

LIABILITIES
Savings accounts	0.05%	0.08%	0.05%	0.05%	0.05%
Interest bearing transaction accounts	0.31%	0.30%	0.26%	0.25%	0.23%
Time deposits	0.79%	0.74%	0.70%	0.63%	0.59%
Borrowings	1.62%	1.52%	1.53%	1.52%	1.58%
Total interest bearing liabilities	0.50%	0.49%	0.44%	0.44%	0.42%
Net interest spread (taxable equivalent basis)	3.35%	3.37%	3.32%	3.31%	3.36%

Annualized net interest margin (taxable equivalent basis)	3.47%	3.48%	3.43%	3.42%	3.46%
Annualized cost of deposits	0.27%	0.26%	0.22%	0.20%	0.19%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$30,553	$30,874	$30,994	$30,174	$30,505
Provision for loan and lease losses	1,010	1,075	-	332	740
Charge-offs	(1,045)	(1,543)	(1,140)	(584)	(1,475)
Recoveries	149	147	1,020	1,072	404
Balance at end of period	$30,667	$30,553	$30,874	$30,994	$30,174

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$113	$81	$(450)	$(936)	$476
Commercial, industrial and other	137	583	(56)	88	21
Leases	183	69	(1)	13	102
Home equity and consumer	250	574	561	204	386
Real estate - mortgage	213	89	66	143	86
Net charge-offs (recoveries)	$896	$1,396	$120	$(488)	$1,071

NON-PERFORMING ASSETS
Commercial, real estate	$12,554	$11,943	$10,446	$8,176	$5,307
Commercial, industrial and other	41	1,163	103	832	1,354
Leases	159	282	316	154	79
Home equity and consumer	3,325	3,249	3,167	3,530	3,143
Real estate - mortgage	8,865	8,330	8,664	8,805	9,098
Total non-accruing loans and leases	24,944	24,967	22,696	21,497	18,981
Property acquired through foreclosure or repossession	1,594	792	983	819	1,078
Total non-performing assets	$26,538	$25,759	$23,679	$22,316	$20,059

Loans past due 90 days or more and still accruing	$42	$101	$331	$123	$102
Loans restructured and still accruing	$9,509	$10,545	$10,108	$11,927	$12,419

Ratio of allowance for loan and lease losses to total loans and leases	0.89%	0.91%	1.04%	1.09%	1.09%
Non-performing loans and leases to total loans and leases	0.72%	0.74%	0.76%	0.75%	0.69%
Non-performing assets to total assets	0.59%	0.58%	0.61%	0.60%	0.54%
Annualized net charge-offs (recoveries) to average loans	0.11%	0.17%	0.02%	-0.07%	0.16%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	June 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(Dollars in thousands, except per share amounts)	2016	2016	2015	2015	2015

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$454,934	$446,875	$400,516	$397,687	$390,860
Less: Goodwill	125,285	125,443	109,974	109,974	109,974
Less: Other identifiable intangible assets	2,728	2,891	1,545	1,644	1,742
Total tangible common stockholders' equity at end of period - Non-GAAP	$326,921	$318,541	$288,997	$286,069	$279,144

Shares outstanding at end of period	41,241	41,241	37,906	37,906	37,903

Book value per share - GAAP	$11.03	$10.84	$10.57	$10.49	$10.31

Tangible book value per share - Non-GAAP	$7.93	$7.72	$7.62	$7.55	$7.36

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$326,921	$318,541	$288,997	$286,069	$279,144

Total assets at end of period - GAAP	$4,467,860	$4,404,233	$3,869,550	$3,743,100	$3,699,127
Less: Goodwill	125,285	125,443	109,974	109,974	109,974
Less: Other identifiable intangible assets	2,728	2,891	1,545	1,644	1,742
Total tangible assets at end of period - Non-GAAP	$4,339,847	$4,275,899	$3,758,031	$3,631,482	$3,587,411

Common equity to assets - GAAP	10.18%	10.15%	10.35%	10.62%	10.57%

Tangible common equity to tangible assets - Non-GAAP	7.53%	7.45%	7.69%	7.88%	7.78%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$10,130	$8,108	$8,464	$7,825	$7,862

Total average common stockholders' equity - GAAP	$450,806	$440,823	$399,987	$394,948	$390,151
Less: Average goodwill	125,424	124,423	109,974	109,974	109,974
Less: Average other identifiable intangible assets	2,828	2,920	1,606	1,706	1,807
Total average tangible common stockholders' equity - Non-GAAP	$322,554	$313,480	$288,407	$283,268	$278,370

Return on average common stockholders' equity - GAAP	9.04%	7.40%	8.40%	7.86%	8.08%

Return on average tangible common stockholders' equity - Non-GAAP	12.63%	10.40%	11.64%	10.96%	11.33%

CALCULATION OF EFFICIENCY RATIO
Total non-interest expense	$23,715	$25,424	$22,142	$23,832	$21,195
Amortization of core deposit intangibles	(164)	(167)	(99)	(98)	(107)
Other real estate owned and other repossessed asset (expense) income	(26)	(39)	(135)	(27)	(27)
Long-term debt prepayment fee	-	-	-	(2,407)	-
Merger related expenses	(685)	(1,721)	(822)	(330)	-
Provision for unfunded lending commitments	(230)	(208)	(506)	(168)	(60)
Non-interest expense, as adjusted	$22,610	$23,289	$20,580	$20,802	$21,001

Net interest income	$35,102	$33,850	$30,119	$29,334	$28,669
Total non-interest income	4,885	4,867	4,778	6,687	4,958
Total revenue	39,987	38,717	34,897	36,021	33,627
Tax-equivalent adjustment on municipal securities	225	222	212	210	214
Gains on debt extinguishment	-	-	-	(1,830)	-
Gains on sales investment securities	-	(370)	(51)	(173)	(17)
Total revenue, as adjusted	$40,212	$38,569	$35,058	$34,228	$33,824

Efficiency ratio - Non-GAAP	56.23%	60.38%	58.70%	60.77%	62.09%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Six Months Ended,
	June 30,	June 30,
(Dollars in thousands)	2016	2015

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$18,238	$16,192

Total average common stockholders' equity - GAAP	$445,815	$386,887
Less: Average goodwill	124,923	109,974
Less: Average other identifiable intangible assets	2,874	1,863
Total average tangible common stockholders' equity - Non-GAAP	$318,018	$275,050

Return on average common stockholders' equity - GAAP	8.23%	8.44%

Return on average tangible common stockholders' equity - Non-GAAP	11.53%	11.87%

CALCULATION OF EFFICIENCY RATIO
Total non-interest expense	$49,139	$41,237
Amortization of core deposit intangibles	(331)	(218)
Other real estate owned and other repossessed asset expense	(65)	(19)
Long-term debt prepayment fee	-	-
Merger related expenses	(2,406)	-
Provision for unfunded lending commitments	(438)	(190)
Non-interest expense, as adjusted	$45,899	$40,810

Net interest income	$68,952	$57,187
Non-interest income	9,752	9,696
Total revenue	78,704	66,883
Tax-equivalent adjustment on municipal securities	447	435
Gain on investment securities	(370)	(17)
Gains on extinguishment of debt	-	-
Total revenue, as adjusted	$78,781	$67,301

Efficiency ratio - Non-GAAP	58.26%	60.64%

Thomas J. Shara
President & CEO

Joseph F. Hurley
EVP & CFO
973-697-2000